Exhibit 10.8

GREENMAN TECHNOLOGIES INC.

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into by and between the party signing the Signature Page attached hereto (the “Investor”) and GreenMan Technologies, Inc., a Delaware corporation with a principal place of business of 7 Kimball Lane, Building A, Lynnfield, Massachusetts 01940 (the “Company”). The Company, pursuant to the Company’s Confidential Private Placement Memorandum dated as of April 18, 2011 (the “Private Placement Memorandum”), is offering (i) convertible promissory notes in the aggregate principal amount of up to $1,000,000 (each, a “Note” and, collectively, the “Notes”), which may be converted into shares of the Company’s common stock, $.01 par value per share (the “Common Stock”), at the option of the Investor or of the Company, as set forth in the Notes and in the Private Placement Memorandum, and (ii) warrants to purchase that number of shares of Common Stock which is equal to (x) the number of shares of Common Stock into which each Note is convertible, multiplied by (y) 0.3 (each, a “Warrant” and, collectively, the “Warrants”). The Notes and Warrants are referred to herein as the “Securities”. In addition, the Company reserves the right to issue and sell additional Notes in the aggregate principal amount of up to $500,000 and Warrants to purchase additional shares of Common Stock to cover over-allotments, if any. The Notes and the Warrants will be in the forms attached as Exhibit A and Exhibit B, respectively, to the Private Placement Memorandum. The Investor may cause the Company to include the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants in one or more registration statements filed with the Securities and Exchange Commission (the “Commission”) pursuant to a Registration Rights Agreement in the form attached as Exhibit C to the Private Placement Memorandum (the “Registration Rights Agreement”).

I. Subscription

The Investor hereby subscribes for and agrees to purchase the following, all upon the terms and conditions set forth in this Subscription Agreement:

Name of Investor:

Principal Amount of Convertible

Note Subscribed For:

Warrant to Purchase Common Stock:	As described above.

Address of Investor:

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II. Payment

The purchase price for the Securities (the “Purchase Price”) is enclosed (in the case of a check, the check should be payable to the order of “GreenMan Technologies, Inc.”) or will immediately be sent via wire transfer of immediately available funds to the Company’s account.

III. Acceptance of Subscription

Upon the execution hereof by the Investor, payment of the Purchase Price by the Investor and acceptance by the Company, the Company will issue to the Investor (i) a Note, in the form attached as Exhibit A to the Private Placement Memorandum, and (ii) a Warrant, in the form attached as Exhibit B to the Private Placement Memorandum.

The Investor understands and agrees that the Company reserves the right to accept or reject this or any other subscription for the Securities, in whole or in part. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Investor an executed copy of this Subscription Agreement. If this subscription is rejected in whole, all funds received from the Investor will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted. The Investor understands that the Company will rely to a material degree on the truth and accuracy of the information, representations and warranties furnished herein by the Investor in determining whether to accept or reject Investor’s subscription.

IV. Representations and Warranties of the Investor

The Investor hereby represents and warrants to, and covenants with, the Company as follows, recognizing that each of such representations, warranties and covenants shall survive any acceptance of this subscription in whole or in part by the Company and the issuance and sale of the Securities to the Investor:

1. Organization and Good Standing. The Investor, if the Investor is a corporation, partnership, trust or other entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full power, authority and legal right to execute, deliver and perform its obligations under this Subscription Agreement and under the Registration Rights Agreement (together, the “Investor Agreements”).

2. Agreement Duly Authorized. The execution, delivery and performance by the Investor of the Investor Agreements has been duly authorized by all necessary action, the Investor Agreements have been duly executed and delivered, and, when executed and delivered by the Company, the Investor Agreements will constitute the legal, valid, binding and enforceable obligations of the Investor, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors’ or other obligees’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

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3. Sophistication of Investor. The Investor either (i) has a pre-existing personal or business relationship with the Company or its controlling persons, such as would enable a reasonably prudent purchaser to be aware of the character and general business and financial circumstances of the Company or its controlling persons, or (ii) by reason of the Investor’s business or financial experience, individually or in conjunction with the Investor’s unaffiliated professional advisors who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, is capable of evaluating the merits and risks of an investment in the Securities, making an informed investment decision and protecting the Investor’s own interests in connection with the transactions contemplated hereby.

4. Statements of Investor True and Accurate. All statements and representations made in Annex I attached hereto, which has been or is being furnished concurrently herewith to the Company by the Investor, continue to be and are true, accurate and complete as of the date hereof. The Investor agrees to provide such additional information as reasonably may be required by the Company for compliance with the securities laws of the state in which the Investor is located.

5. Investor Aware of Risks. The Investor has been informed and is aware that an investment in the Securities involves a high degree of risk and speculation. The Investor has received this Subscription Agreement, the Private Placement Memorandum (including the form of Note attached as Exhibit A thereto, the form of Warrant attached as Exhibit B thereto and the form of Registration Rights Agreement attached as Exhibit C thereto), and all other documents requested by the Investor. The Investor has carefully read such documents in their entirety, including the Risk Factors set forth in the Private Placement Memorandum, has considered them, and understands the information contained therein. The Investor, prior to the execution of this Subscription Agreement, has had access to the same kind of information which would be available in a registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), including without limitation the Company’s Commission Reports (as defined below).

6. Investor Relying Upon Own Advisors. The Investor confirms that the Investor has been advised that the Investor should rely on, and that the Investor has consulted and relied on, the Investor’s own accounting, legal and financial advisors with respect to the investment in the Notes. The Investor and the Investor’s professional advisor(s), if any, have been afforded an opportunity to meet with the officers and directors of the Company and to ask and receive answers to all questions about this offering of the Securities and the proposed business and affairs of the Company and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense, and the Investor and the Investor’s professional advisor(s) therefore have obtained, in the judgment of the Investor and/or the Investor’s professional advisor(s), sufficient information to evaluate the merits and risks of investment in the Company.

7. Suitability. The purchase of the Securities by the Investor is consistent with his or her general investment objectives. The Investor understands and has fully considered the risks of this investment and understands that (i) this investment is suitable only for an investor who is able to bear the economic consequences of losing his or her entire investment, (ii) the purchase of the Securities is a speculative investment that involves a high degree of risk and (iii) there are substantial restrictions on the transferability of, and there will be no public market for, the Securities, and accordingly, it may not be possible for the Investor to liquidate his or her investment in the event of an emergency. The Investor has no present need for liquidity in connection with the purchase of the Securities hereunder. The Investor can bear the economic risks of this investment and can afford a complete loss of such investment.

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8. Accredited Investor. The Investor is an “Accredited Investor” within the meaning of Rule 501 of Regulation D of the Securities Act.

9. Lack of Liquidity. The Investor is able (i) to bear the economic risk of this investment, and (ii) to afford a complete loss of the Investor’s investment; and represents that the Investor has sufficient liquid assets so that the lack of liquidity associated with this investment will not cause any undue financial difficulties or affect the Investor’s ability to provide for the Investor’s current needs and possible financial contingencies.

10. Access to Information. The Investor, in making the Investor’s decision to purchase the Securities, has relied solely upon independent investigations made by the Investor and the representations and warranties of the Company contained herein, and the Investor has been given (i) access to all material books and records of the Company; (ii) access to all material contracts and documents relating to this offering of the Securities; and (iii) an opportunity to ask questions of, and to receive answers from, the appropriate executive officers and other persons acting on behalf of the Company concerning the Company and the terms and conditions of this offering of the Securities, and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth in this Subscription Agreement and the Private Placement Memorandum (together, the “Offering Documents”). The Investor acknowledges that no valid request to the Company by the Investor for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date thereof. The Investor has carefully read the Offering Documents, including the Note, the Warrant and the Registration Rights Agreement attached as Exhibit A, Exhibit B and Exhibit C, respectively, to the Private Placement Memorandum. In evaluating the suitability of an investment in the Company, the Investor has not relied upon any representations or other information (whether oral or written) other than as set forth in the Offering Documents or as contained in any documents or written answers to questions furnished by the Company. The Investor has not relied upon the Company’s registration statement, filed with the Commission on April 1, 2011 (the “Registration Statement”) or on any representations or other information therein.

11. No Registration of Securities; Restrictive Legends. Neither the Note, the Warrant or, except as provided in the Registration Rights Agreement, the shares of Common Stock issuable upon conversion of the Note or the shares of Common Stock exercisable under the Warrant are, or will be, registered under the Securities Act or any state securities laws. The Investor understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof, based, in part, upon the representations, warranties and agreements of the Investor contained in this Subscription Agreement. The Investor acknowledges and agrees that legends shall be placed on the Note, the Warrant and on any certificates representing the shares of Common Stock issuable upon conversion of the Note or exercise of the Warrant, to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s records.

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12. No Endorsement by Federal or State Agencies. The Investor understands and acknowledges that neither the Commission nor any state securities commission has made any finding or determination as to the fairness or suitability for investment in, or any recommendation or endorsement of, the Company or the Securities.

13. Investor has Evaluated Risks. Based on the review of the materials and information described above, and relying solely thereon and on the knowledge and experience of the Investor and/or the Investor’s professional advisor(s), if any, in business and financial matters, the Investor has evaluated the merits and risks of investing in the Securities and has determined that the Investor is both willing and able to undertake the economic risk of this investment.

14. Investment for Personal Account; No View to Distribution. The Investor is acquiring the Securities for the personal account of the Investor for investment and not with a view to, or for resale in connection with, any distribution thereof or of any interest therein, and no one else has any beneficial ownership or interest in the Securities being acquired by the Investor, nor are the Securities being acquired by the Investor to be subject to any lien or pledge. The Investor has no present obligation, indebtedness or commitment pending, nor is any circumstance in existence, that will compel the Investor to secure funds by the sale, transfer or other distribution of the Securities or any interest therein.

15. No General Solicitation. The Investor is unaware of, is in no way relying on, and did not become aware of this offering of Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, the Registration Statement, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with this offering of Securities and is not subscribing for Securities and did not become aware of this offering of Securities through or as a result of any seminar or meeting to which the Investor was invited by, or any solicitation of a subscription by, a person not previously known to the Investor in connection with investments in securities generally. Without limiting the generality of the foregoing, the Investor represents, warrants and covenants that (i) the Investor had a substantive, pre-existing relationship with the Company prior to April 1, 2011; (ii) the Investor’s investment in this offering was solicited through direct contact by the Company or its agents outside of the public offering effort related to the Registration Statement; or (iii) the Investor’s investment in this offering was solicited through contacts by the Company or its agents of prospective investors who (x) were not identified or contacted through the marketing of the public offering contemplated by the Registration Statement and (y) did not independently contact the Company as a result of the general solicitation by means of the Registration Statement.

16. No Brokerage Commissions Due. The Investor has taken no action which would give rise to any claim by any person, corporation, partnership, proprietorship, entity, company or other business organization for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby.

17. Indemnification. The Investor hereby indemnifies and holds harmless the Company and the Company’s officers, directors, shareholders, employees, attorneys and agents, as the case may be, from and against all damages suffered and liabilities of any kind incurred by any of them (including costs of investigation and defense and attorneys’ fees) arising out of any inaccuracy in the agreements, representations, covenants and warranties made by the Investor in this Subscription Agreement.

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18. Fiduciary Representations. If the Investor is purchasing the Securities subscribed for hereby in a fiduciary capacity, then all of the foregoing representations, warranties and covenants shall be deemed to have been made on behalf of the person or persons for whom the Investor is so purchasing.

19. Subscription Irrevocable. The Investor hereby acknowledges and agrees that the Investor is not entitled to cancel, terminate or revoke this subscription or any agreement of the Investor hereunder and that such subscription and agreement shall survive the death or disability of the Investor, and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

20. Acceptance or Rejection by Company. The Investor understands and acknowledges that this subscription may be accepted or rejected by the Company in its sole and absolute discretion. If a subscription is rejected by the Company, written notice will be sent to the Investor along with the Subscription Agreement and all funds (without interest, penalty, expense or deduction) submitted by the Investor, and this Subscription Agreement shall thereafter be of no further force or effect. Neither the Company nor any officer, director, shareholder, employee, attorney or agent of any of them shall be liable to any person for the rejection, in whole or in part, of any offer to subscribe to purchase the Securities, notwithstanding that the Investor may otherwise be qualified as a prospective investor.

21. Changes in Status. If, before the sale of Securities to the Investor, the Investor’s investment intent as expressed herein materially changes, or if any change occurs that would make either the representations or warranties made by the Investor herein or the information provided by the Investor in any of the forms attached hereto (including Annex I attached hereto) materially untrue or misleading, then the Investor shall immediately so notify the Company, and any prior acceptance of the subscription of the Investor shall be voidable at the option of the Company in its sole and absolute discretion.

22. Material Non-Public Information; No Trading. The Investor acknowledges and agrees that he or she may have received material non-public information that has been disclosed to the Investor for the purpose of evaluating the Company and an investment in the Securities. The Investor agrees that he or she shall not purchase or sell any securities of the Company until such time as all material information provided to the Investor has been made publicly available.

V. Representations and Warranties of the Company

The Company hereby represents and warrants to, and covenants with, the Investor as follows, recognizing that the Investor will rely to a material degree on such representations, warranties and covenants, each of which shall survive the issuance and sale of the Securities to the Investor:

1. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any material provision of its certificate of incorporation or by-laws.

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2. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate this offering of Securities. The execution, delivery and performance by the Company of the Investor Agreements has been duly authorized by all necessary corporate action, and, when executed and delivered by the Company, the Investor Agreements will constitute the legal, valid, binding and enforceable obligation of the Company, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors’ or other obligees’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

3. No Conflicts. The execution, delivery and performance of the Investor Agreements by the Company and the consummation by the Company of this offering of Securities do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation or by-laws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not, individually or in the aggregate (x) adversely affect the legality, validity or enforceability of this offering of Securities, (y) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, or (z) adversely impair the Company’s ability to perform fully on a timely basis its obligations under this Subscription Agreement (any of (x), (y) or (z), a “Material Adverse Effect”).

4. Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by the Company of this Subscription Agreement, other than such filings as may be required to be made with the Commission and/or any state securities regulators after the completion of this offering.

5. Issuance of the Securities. The issuance of the Securities has been duly authorized. Assuming the accuracy of the Investor’s representations and warranties set forth in this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investor as contemplated hereby. The issuance and sale of the Securities pursuant to this Subscription Agreement does not contravene the rules and regulations of the trading market for the Common Stock of the Company.

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6. Commission Reports. The Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the two years preceding the date hereof (the foregoing materials being collectively referred to herein as the “Commission Reports”). As of their respective dates, the Commission Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and none of the Commission Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

7. Material Changes. Except for this offering of Securities and as described in the Private Placement Memorandum, since the date of the latest Commission Report, there has been no event, occurrence or development that has had a Material Adverse Effect.

8. Disclosure. The disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company, including all of the Commission Reports, when taken together as a whole, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

9. Authorization of Shares. The Company has authorized and reserved for future issuance a sufficient number of its authorized but unissued shares of Common Stock, to satisfy the rights of conversion under the Notes and the rights of exercise under the Warrants.

VI. Miscellaneous

1. Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

2. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, sent by nationwide overnight courier or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Investor, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this paragraph). Any notice or other communication given by certified mail shall be deemed given at the time that it is signed for by the recipient except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof. Any notice or other communication given by nationwide overnight courier shall be deemed given the next business day following being deposited with such courier.

3. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Investor and the transfer or assignment of (i) the Securities, (ii) any shares of Common Stock issuable upon conversion of the Note and (iii) any shares of Common Stock exercisable under the Warrant, shall be made only in accordance with all applicable laws.

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4. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without reference to choice of law principles.

5. Waiver of Jury Trial. THE COMPANY AND THE INVESTOR EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS SUBSCRIPTION AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS OFFERING OF SECURITIES, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE COMPANY AND THE INVESTOR EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE COMPANY AND THE INVESTOR MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS SUBSCRIPTION AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

6. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

7. Integration. This Subscription Agreement, including Annex I hereto, constitutes the entire agreement between the Investor and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

8. Fees and Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

9. Counterpart Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

10. Severability. Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

11. Descriptive Titles. Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

[Remainder of Page Intentionally Left Blank]

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SIGNATURE PAGE FOR INDIVIDUAL INVESTORS

IN WITNESS WHEREOF, the Investor executes and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto to be effective as of the date therein indicated.

The undersigned has checked the appropriate boxes in, and has duly executed and delivered, Annex I to the Company.

Print Name of Investor	Signature of Investor

Print Name of Spouse	Signature of Spouse
(if funds are to be invested in joint	(if funds are to be invested in joint
name or are community property)	name or are community property)

$
Amount of immediately available funds transferred herewith

Please PRINT the exact name(s) (registration) investor(s) desire(s) for the Note and Warrant

(_____) _______-____________
Occupation	Tel. No.

US Social Security or other Tax I.D. No.

Street Address

City	State/County	Zip/Postal Code	Country

SUBSCRIPTION ACCEPTED:	GREENMAN TECHNOLOGIES, INC.

Dated: _______________, 2011	By:

Its:

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SIGNATURE PAGE FOR ENTITY INVESTORS

IN WITNESS WHEREOF, the Investor executes and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto to be effective as of the date therein indicated.

The undersigned has checked the appropriate boxes in, and has duly executed and delivered, Annex I to the Company.

Print Name of Partnership,
Company or Trust

By:
Signature of authorized representative		Capacity of authorized representative

$
Amount of immediately available funds transferred herewith

Please PRINT the exact name(s) (registration) investor(s) desire(s) for the Note and Warrant

(_____) _______-______________
Tel. No.

Tax I.D. No.

Street Address

City	State/County	Zip Code/Postal Code	Country

SUBSCRIPTION ACCEPTED:	GREENMAN TECHNOLOGIES, INC.:

Dated: _______________, 2011	By:

Its:
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Annex I. Accredited Investor Form

Each prospective investor in the offering of Securities of GreenMan Technologies, Inc. that is a U.S. resident must meet one or more of the standards enumerated below. The Investor represents and warrants to the Company that the Investor is an “Accredited Investor”, as that term is defined under Regulation D of the Securities Act of 1933 by reason of the qualifications described opposite the checked box:

A.	Individual Investors.

☐	Any natural person whose net worth, or joint net worth with that person’s spouse at the time of the purchase, excluding the value of the undersigned’s primary residence, exceeds $1,000,000.

☐	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐	Any executive officer of the Company.

B.	Investor Entities.

☐	Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase of the Securities is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment in the Securities. Note: If this qualification is selected, the representative of the trust must deliver to the Company a written summary of his or her knowledge and experience in financial and business matters on a separate form to be provided by the Company.

☐	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

☐	Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

The undersigned is a _____________________________ meeting the foregoing description.
(Insert Type of Entity)

☐	Any entity in which all of the equity owners are Accredited Investors.

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☐	Any bank as defined in section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

DATE: ____________, 2011

PRINT NAME

SIGNATURE

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